Exhibit 99.1

U.S. Physical Therapy Makes 13 Clinic Acquisition

HOUSTON--(BUSINESS WIRE)--May 1, 2014--U.S. Physical Therapy, Inc. (NYSE: USPH), a national operator of outpatient physical therapy clinics, announced today that the Company has acquired a 70% interest in a 13 clinic physical therapy practice. The business sees more than 125,000 patient visits per year and generates approximately $12.4 million in annual revenue. The purchase price was $11,025,000.

Chris Reading, Chief Executive Officer, said, “We are very excited about the caliber and capability of our partners in this relationship. With their strong network of facilities, established clinical mentorship programs, and long-standing commitment to outstanding patient care, we expect them to be a great addition to our Company. Although the healthcare operating environment continues to be challenging, we remain well positioned to help our partners thrive by adding resources and taking away some of the work and uncertainty of doing it alone.”

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 487 outpatient physical and occupational therapy clinics in 43 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages 17 physical therapy facilities for third parties, including hospitals and physician groups.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we expect. Included among such statements may be those relating to new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  changes as the result of government enacted national healthcare reform;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  business and regulatory conditions including federal and state regulations;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  revenue and earnings expectations;
  general economic conditions;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain operations and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;
  acquisitions, purchase of non controlling interests (minority interests) and the successful integration of the operations of the acquired businesses;
  maintaining adequate internal controls;
  availability, terms, and use of capital; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see our periodic reports filed with the Securities and Exchange Commission for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

CONTACT:
U.S. Physical Therapy, Inc.
Larry McAfee, (713) 297-7000
Chief Financial Officer
or
Chris Reading, (713) 297-7000
Chief Executive Officer
or
Westwicke Partners
Bob East, (443) 213-0502